Albemarle Corporation Investor Presentation February 2015 Exhibit 99.1

Some of the information presented in this presentation and the conference call and discussions that follow, including, without limitation, statements with respect to the transaction with Rockwood and the anticipated consequences and benefits of the transaction, product development, changes in productivity, market trends, price, expected growth and earnings, input costs, surcharges, tax rates, stock repurchases, dividends, cash flow generation, costs and cost synergies, portfolio diversification, economic trends, outlook and all other information relating to matters that are not historical facts may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There can be no assurance that actual results will not differ materially.
Factors that could cause actual results to differ materially include, without limitation: changes in economic and business conditions; changes in financial and operating performance of our major customers and industries and markets served by us; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers;
changes in the demand for our products; limitations or prohibitions on the manufacture and sale of our products; availability of raw materials; changes in the cost of raw materials and energy; changes in our markets in general; fluctuations in foreign currencies; changes in laws and government regulation impacting our operations or our products; the occurrence of claims or litigation; the occurrence of natural disasters; the inability to maintain current levels of product or premises liability insurance or the denial of such coverage; political unrest affecting the global economy; political instability affecting our manufacturing operations or joint ventures; changes in accounting standards; the inability to achieve results from our global manufacturing cost reduction initiatives as well as our ongoing continuous improvement and rationalization programs; changes in the jurisdictional mix of our earnings and changes in tax laws and rates; changes in monetary policies, inflation or interest rates; volatility and substantial uncertainties in the debt and equity markets; technology or intellectual property infringement; decisions we may make in the future; the ability to successfully operate and integrate Rockwood’s operations and realize estimated synergies; and the other factors detailed from time to time in the reports we file with the SEC, including those described under "Risk Factors" in the joint proxy statement / prospectus we filed in connection with the transaction with Rockwood, and in our Annual Report on Form
10-K and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this presentation.
We assume no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable
laws.
Forward Looking Statements

Albemarle Acquisition of Rockwood: A Compelling Transaction
•
Creates a premier specialty chemicals company with leading positions in attractive end markets around the world
• Accelerates Albemarle’s strategy of bringing lithium and bromine together
• Strengthens growth potential across four, high-margin businesses –
lithium, catalysts, bromine and surface treatment
•
Differentiated, performance-based, technologies driving innovative solutions
•
Capacity in place to serve future growth to drive improved profitability
•
Outstanding cash generation capacity supports rapid deleveraging, ongoing dividend and investments to drive future growth
Enhanced growth, expanded margins and improved cash flow drive shareholder value

Transaction Summary
Strategic
Rationale
• Combined company will be a leading specialty chemical company with industry-leading growth and EBITDA margins
• Accelerates Albemarle’s growth and enhances its margin profile
• Creates the potential for more consistent and predictable earnings growth for ALB shareholders
• Creates a leader in four attractive growth markets
• ROC acquisition enables ALB to accelerate its strategy of bringing lithium and bromine businesses together and leverage technology to exploit its brine resources
• Lithium and Bromine are a natural fit
• Both leverage chemistry to derivatize key molecules
• Similarity in extraction processes
• Presence in Fine Chemistry (Agriculture / Pharmaceuticals) and Polymers (Plastics / Synthetic Rubbers)
• Common end markets and cross-selling opportunities
• ALB has long been aware of the complementary fit and has been pursuing an expansion into lithium
• In 2011, announced plans to extract lithium from its Arkansas brine – key challenge was to extract at competitive costs
• Evaluated acquisition opportunities even before discussions with ROC had begun
Anticipated
Financial
Benefits
• Accretive to cash EPS in year one, adjusted EPS in year two and substantially accretive to EPS thereafter
• $100 million in cost synergies across both companies to be realized in first 2 years
• Capital cost avoidance and improved market access for Albemarle’s lithium development
• Exceptional cash flow generation  that enables rapid deleveraging
• Continued investment grade rating to ensure low funding costs
Update
• Closed the acquisition on January 12, 2015
• New organizational structure announced, effective 1Q 2015. Three GBU structure – Refining Solutions, Chemetall
Surface Treatment, and Performance Chemicals (combining lithium, bromine, aluminum alkyls and derivative catalysts, and remaining legacy Performance Chemicals businesses)
• Bridge loans fully paid off mid February 2015

SQM | FMC | Chemtura | ICL | BASF The Chemical Company | GRACE | Henkel | PPG

ALBEMARLE®

#2
$940
$220
23%
Surface Treatment
(2)

Global
Ranking
2014A
Sales
Adj. EBITDA
(1)
% Margin
(1)
Key
Competitors
Leadership Across Four Highly Attractive Growth Segments
Lithium
(2)
#1
$474
$199
42%
Growth
2.0x – 3.0x
GDP
Catalyst Solutions
#1/2
1.0x – 2.0x
GDP
Performance Chemicals
#1/2
1.0x – 1.5x
GDP
1.0x – 2.0x
GDP
Characteristics
• Mineral extraction and processing businesses
• Low cost position on global cost curve
• Vertically integrated
• High demand growth
• Technology driven
• Critical customer service
• Ability to differentiate offering
• Strong free cash flow
$1,094
$300
27%
$1,352
$337
25%
Source: Company information.
Note: USD in M.
(1)    Non-Gaap measure - Adjusted EBITDA & EBITDA margin calculated before corporate overhead expenses. See our non-Gaap reconciliations for more detail.
(2) Non-Gaap measure -- ROC’s Lithium and Surface Treatment 2014 data is based on unaudited, preliminary indicative data. ROC Adjusted EBITDA is defined as per ROC’s historical filings. See Non-GAAP reconciliations for more detail.

Lithium and Bromine Fit Accelerates Synergy Capture
Low Cost Sourcing and Processing
• Best sourcing and most diverse locations in the world due to long term reserves and highest concentration levels
• Chile, Australia, Nevada and Arkansas for lithium
• Arkansas and the Dead Sea for Bromine
• Chile, Nevada, Arkansas and the Dead Sea all extracted from brine
Value-Added Derivatization
• Lithium converted into products used in electronic chemicals, pharma, energy storage, plastics, rubber, etc.
• Bromine converted into products used in electronics, automotive, oilfield, mercury control, agriculture, pharma, etc.
• Process and product technology leadership with in-house R&D
Global End Market Overlap
Rockwood Albemarle
Consumer
Electronics
• Flame Retardants
• Custom Organic Chemicals*
• High Purity Metal Organics for
LED applications
• Batteries
• High Purity Metal Organics
• Batteries
• Lubricants
• Greases
• Flame Retardants • Metal Treatment
• Synthetic Elastomers
• Polyolefins
• Polyolefins and Synthetic
Elastomers
• Bromobutyl rubber for use in
tires and Engineered Plastics
Automotive
Polymers
Agriculture,
Pharma
• Lithium Active Ingredient in
Pharma
• Custom and Generic Active* and
intermediate Pharmaceutical and
Ag Ingredients
• Organometallics
• Organo lithium in pharma
and Ag
• Custom manufacturing*

*Businesses to be impacted by the announced proposed divestures

Performance Catalysts
Refinery Catalyst
Fine Chemistry Services
Specialty Chemicals
Fire Safety Solutions
Lithium
Metal Sulfide
Surface Treatment
Refining Solutions
Surface Treatment
Metal Sulfide
FCS*
Minerals
Performance Catalysts
Lithium
Bromine**

ALBEMARLE®

New Organizational Structure

New structure allows for focus on strong EBITDA growth
and cash generation as well as capturing synergies
Performance
Chemicals
Catalyst
Solutions
Chemetall
Surface
Treatment
Lithium Performance
Chemicals
Refining
Solutions
Chemetall
Surface
Treatment
Legacy ALB and ROC Structure New Structure Effective 1Q2015
Legacy ALB Legacy ROC
Represents businesses to be divested
* FCS – Fine Chemistry Services
** Bromine – includes Brominated FR, non-FR brominated derivatives, and curatives
Reporting
to include
lithium and
bromine
details

Divest Non-core Assets to Focus on Core Growth

Allows for focus and resources on our core businesses to accelerate growth
• The three businesses in aggregate,
generated  revenue in the range of
$550 million and adjusted EBITDA in
the range of $100 million for 2014
• All are solid businesses, but do not
factor into long-term growth plans
• Goal is to complete the divestitures
by end of 2015
• Proceeds from the sale to be used
for debt reduction
Minerals
Fine
Chemistry
Services
Metal
Sulfide
• Robust & differentiated portfolio of mineral flame
retardants – products used in wire and cable, electronic
and electrical components and non-FRs product used
in building materials, mass transportation, paints &
varnishes, & paper with organic binder
» Revenue: ~$250 million
» EBITDA Margins: ~10%
• Custom synthesis manufacturing of pharma products,
agricultural actives and intermediates, agrichemicals,
oil base lubricants & specialty chemicals industries.
» Revenue: ~$200 million
» EBITDA Margins: upper 20%
• Full service supplier of both natural and synthetic metal
sulfide. Metal sulfides find application in the friction,
abrasive, lubricant and other industries.
» Revenue: ~$100 million
» EBITDA Margins: high teens

Integration Update

• Achieved $30 million of annualized synergies on Day 1 and on track to achieve $50 million by the end of year 1 with the remaining $50 million by the end of year 2
• Announced new organizational structure that will drive efficiency and effectiveness under a three GBU structure – Refining Solutions, Performance Chemicals, and Chemetall Surface
Treatment
• Joint integration teams with members from both companies driving synergies and joint operations
» Functional – real estate, logistics, supply chain, finance, shared services, tax, IT, legal
» Cross-functional – Day 1 readiness, communications, organizational design
• Building on best practices from both companies
• Team is focused/dedicated full time to deliver synergies in the following areas:
» Reduce Costs – corporate costs ($35M), asset consolidations and manufacturing best practices ($20M), non-raw material sourcing ($35M), and shared services centers and organizational structure efficiencies ($10M)
» Accelerate Growth – leverage R&D capabilities, new product development, cross-selling opportunities

Full Year 2015 Outlook

Division
Initial
Outlook
Performance Drivers
Refining Solutions Heavy Oil Upgrading
•
Volume growth on increased transportation fuel demand
Clean Fuel Technologies
•
Flat to down on timing and product mix with  a potential for costs of crudes and/or extension of change-outs impacting results
Performance Chemicals Bromine
•
Down overall as drop in crude prices are driving down drilling completion fluids volumes and increased absorption costs
•
Flame Retardants continue to see pricing pressure with modest volume growth in servers and automotive electronics offsetting TV and PC softness – a mix shift to lower margin products
Lithium •
Meaningful yoy growth driven by combination of full year Talison earnings and strong demand for battery grade lithium
•
Outlook for lithium-ion batteries within consumer devices remains the primary driver
Organometallics
•
Solid growth and increased demand expected to offset soft pricing from industry overcapacity
Surface Treatment Surface Treatment •
Solid underlying market growth in most segments, product mix improvement, and positive price improvement
Total Company
•
Year over year F/X impact ~$200M on Revenue; $40M to $50M on
EBITDA
•
Revenue $3.7b to $4.0b – up 2-7% - ex F/X
•
Adjusted EBITDA $875M to $965M – up 1-10% ex F/X
•
Free Cash Flow $100M to $200M
•
Adjusted EPS $3.15 to $3.70
Better
than 2014
Worse
than 2014
Similar
to 2014

$1.1 B
$70M -$150M
$40M - $50M
~$25M
$875M - $965M
2015 Outlook based on mid 2014 Assumptions
Business Drivers
Currency Impact
JV Reporting Adjustment
Updated 2015 Outlook

ALBEMARLE®

2015  Adjusted EBITDA Outlook
• The original 2015 forecast was completed in July 2014 and
pre-oil price decline
• Short-term impact of oil and foreign exchange negatively
impacting free cash flow for 2015
» Currency impact accounting for $40 - $50 million
» Business outlook driving $70 – $150 million of EBITDA decline
~$70M related to bromine notably Flame Retardants
and drilling fluids
~$20M related to Refining Catalyst mix and delayed
CFT change outs
~$20M related to FCS
~$10M impact related to butyllithium decline and
weak pricing on potash
» ~$25M from a JV Reporting Adjustment. ALB to account for JV income using net income as opposed to EBITDA, as was ROC’s
method
• Core growth in next 3-5 years driven by:
» Refining Solutions - 1x - 2x GDP
» Performance Chemicals – 1x – 2x GDP
» Surface Treatment - 1x - 2x GDP
Adjusted EBITDA*
* Adjusted EBITDA 2015 Outlook does not account for any divestitures

~$200M non-recurring acquisition costs
$300-$400M est. one time tax pmt
~$100M FCF
~$200M non-recurring acquisition costs
$150M tax pmt
$100M - $200M FCF
2015 Outlook Based on mid 2014 Assumptions
EBITDA Business Drivers
EBITDA Currency Impact
Today's 2015 Outlook
3 - 5 Years

ALBEMARLE®

2015  FCF Outlook
* FCF does not account for any divestitures. FCF defined as net cash from operations add back pension and post-retirement contributions and subtract capital expenditures
$450M - $550M
$40M - $50M
$70M - $150M
$600M - $900M
Free Cash Flow*
Working Capital
Upside
Opportunity to
Further Improve
FCF
• 2015 FCF Key Assumptions and Impacts:
» Tax rate of ~25%
» Interest Expense ~$145 million
» CAPEX less than 6% of revenue
» One time costs ~$200 million associated with acquisition and integration costs
» One time tax payment ~$150 million for repatriation of foreign cash
• Expect to achieve Net-Debt-to-Adjusted EBITDA leverage of
2x – 2.5x by 2017
» Q1 2015  leverage ratio ~4x
» By year-end 2015 leverage ratio ~3.7x
• FCF is expected to rebound in 2016 as one time costs in
2015 will not be repeated
» Confident in the $600 - $900 million in annual FCF in the next 3
-5 years

Strong Leadership with Substantial Industry Experience
D. Michael Wilson
Senior Vice President &
President of Performance Chemicals
Luther C. “Luke” Kissam
President
& Chief Executive Officer
Joris Merckx
President,
Chemetall Surface Treatment
Karen G. Narwold
Senior Vice President,
General Counsel, Corporate &
Government Affairs, Corporate
Secretary
Susan Kelliher
Senior Vice President,
Human Resources &
Chief People Officer
Silvio Ghyoot
President,
Refining Solutions
Scott A. Tozier
Senior Vice President &
Chief Financial Officer
Matthew K. Juneau
Senior Vice President, Corporate
Strategy & Investor Relations

Appendix 14 * *

(% of sales as for 2014*)

By Business
23%
77%
PCS
RCS

ALBEMARLE

Catalyst Solutions Overview

Growth Drivers
• Rising fuel consumption
• More stringent air quality mandates
• Investments in conversion capacity
• Infrastructure spending
• Growing middle class wealth
• Prospective PE/PP capacity additions in North
America
Principal Competitors
• FCC:  W.R. Grace, BASF
• HPC:  Criterion Catalysts, Haldor Topsoe,
Advanced Refining Technologies
• Polymer Catalysts:  AkzoNobel, Chemtura
• Electronic  Materials:  AkzoNobel, Dow
Chemicals, SAFC Hitech
Customers
• FCC:  Global oil refiners (e.g. Exxon Mobil,
Shell)
• HPC:  Global oil refiners
• Polymer Catalysts:  Global PE / PP mfrs (e.g.
Dow Chemicals)
• Electronic Materials: LG, Samsung, among
others
2014 Financial Summary*
Sales: $1.1B
Adjusted EBITDA:
$300M
Adjusted EBITDA Margin :
27%
* Adjusted EBITDA and Adjusted EBITDA Margins are Non-GAAP measures. See Non-GAAP reconciliations for more detail

Segment
Market
Position
FCC Catalysts 2
Max Propylene 1
Resid 2
Distillates 1
Vacuum Gas Oil 2
Reactivation Technology 1
Organometallics
1
MAO 1
Custom Single Site
Catalysts /Metallocenes
1
Market Position

Clean Fuels
Technologies
Heavy Oil
Upgrading
Performance
Catalyst
Solutions
Core Strengths
• Deep customer understanding
• Heavy investment in R&D
• Global footprint
• Unparalleled network of
partnerships and alliances
• Breath and depth of talent
We are leaders in our core segments

Albemarle Segment (RCS) $5.6B
Albemarle Segment (PCS) $0.7B
Non-Albemarle Segment $17.5B
Total $23.8B
Degree of Competitive Advantage
Market Attractiveness
FCC- max C3=
AlkyClean
Hydrotreating
FCC- VGO
SSC PE
Hydrocracking
(including mild hydrocracking)
FCC- Resid
Resid Hydrotreating
Isomerization
Reforming
Ziegler Natta PP
Ziegler Natta PE
Aromatics
Oxidation
Dehydrogenation
Syngas
Other Stationary
Chromium
Automotive (med/hv)
Organic Synthesis
Hydrogenation
Power
Automotive (other)
Automotive (light/med)
Peroxides

ALBEMARLE®

Global Catalyst Market – Our View We provide refinery and polymer catalyst solutions where we are competitively advantaged based on our technology or cost position SSC PP 17

Isomerization
Gasoline
Hydrogen
Naphtha Hydrotreating
LPG
Catalytic Reforming
Gasoline, Aromatics
Crude Oil (desalted)
Distillate Hydrotreating
Atmospheric Distillation
Hydrocracking
Jet, Diesel
Bottoms to FCC, Lube Plant, or Recycle
Vacuum Distillation
VGO Hydrotreating
FCC
Atmospheric Residue
Vacuum Gas Oil
Olefins to Alkylation or Olefins Plant
Gasoline
Resid Hydrotreater
Cycle Oil to Blending, Hydrotreating or Hydrocracking
Vacuum Residue
Coker Gas Oil to Hydrocracker
Asphalt
Petroleum Coke
Coking

ALBEMARLE®

Catalyst Solutions Throughout the Refinery

Heavy Oil Upgrading (FCC)
Clean Fuels Technologies (HPC)
Albemarle provides the global refining industry with a wide range of catalyst solutions to convert crude oil into high value finished products

(% of sales as for 2014*)

By Business

17%
45%
38%
Fire Safety Solutions
Specialty Chemicals
Fine Chemistry Services

ALBEMARLE

Performance Chemicals Overview
Growth Drivers
• Energy demand & increased deep water drilling
driving completion fluids
• Clean air regulations bolstering mercury control
• Demand for process R&D and rapid
commercialization services
• Surging data traffic requiring high-end servers
• Automotive electronics driving growth
• Prospect of fire safety standards in Brazil, Russia,
India and China
Principal Competitors
• FRs & Br Derivatives: Israel Chemicals Ltd &
Chemtura
• Mineral FRs: Nabaltec, J.M. Huber, Kyowa
Chemical
• Fine Chemistry Services: Sigma Aldrich, Lonza,
BASF, Clariant
• Curatives: Lonza and Johnson Fine Chemicals
Customers
• Drilling and oil service, agriculture, pharmaceutical
and water treatment companies
• Engineering plastics and resin manufacturers;
plastic compounders; suppliers and distributors

2014 Financial Summary*
Sales: $1.4B
Adjusted EBITDA:
$337M
Adjusted EBITDA Margin :
25%
* Adjusted EBITDA and Adjusted EBITDA Margins are Non-GAAP measures. See Non-GAAP reconciliations for more detail

2004
2007
2010
2013
Fire Safety Solutions
Specialty Chemicals

Bromine
Product A
Product B
Product C
Product D
Product E
Product F
Product G
Product H

ALBEMARLE®

Strong Core of Bromine & Derivatives with High Value

Gross Profit from Bromine-based Products Relative Contribution/Kg Bromine Utilized
(2013)
Diverse Bromine and Bromine
Derivatives Offering
Delivering Attractive High
Value Margins

Magnolia, AR
Safi, Jordan
Shangdong, China
Tokyo, Japan
Gujarat, India
Albemarle Bromine Production/Sourcing
Other Bromine Production/Sourcing

Dead Sea Concentrate
Dead Sea
Arkansas
Michigan
India Concentrate
China
Seawater
0
2000
4000
6000
8000
10000
12000

20%
80%
Competitive
Noncompetitive

ALBEMARLE

Competitive
Noncompetitive
2014 Global Capacity
ALB & ICL
ALB & CHMT
Closed in 2006
Closed UK plant in 2003. Closed France plant in 2005.
Leading Bromine Sourcing Position

Only producer with access to the two best sources of bromine
(ppm)

WIRE & CABLE	CONNECTORS & PLASTIC PARTS	PRINTED WIRE BOARDS	ENCLOSURES

ALBEMARLE PORTFOLIO	Supports wide range of end uses from cost sensitive to high performance. Enables high efficiency processing and recyclability in wide range of equipment. Offers high fire safety, exceptional strength and electrical, temperature and color performance.			
ALBEMARLE PRODUCTS	SAYTEX® 8010, BT-93, GreenArmor®, MARTINAL®, MAGNIFIN®	SAYTEX® 7010, 3010, 621, 8010, BT-93, GreenArmor®, MAGNIFIN®, ALTEXIA™	SAYTEX® CP2000, 8010, BT-93, MARTINAL®, ALTEXIA™	SAYTEX® 8010, BT-93, CP2000, GreenArmor®
ALBEMARLE ADVANTAGE	High service temperature capabilities, superior electrical performance and LSOH options.	Best thermal stability available, versatile and highly efficient.	Products to cover all types of applications from standard (FR4) to very specialized (low Df/Dk).	Highly efficient, non-migrating and UV stable options.

ALBEMARLE®

Well-positioned to Capitalize on New Demand for FRs 22 Best product portfolio for widest range of electrical and electronic applications across all markets

By Product
(% of sales as for 2014*)
14%
44%
42%
Special Salts
Lithium Salts
Organometallics & Lithium Metal

*FY14 financial results based on unaudited, preliminary indicative data. The Adjusted EBITDA is defined as per Rockwood’s historical filings. See Non-GAAP reconciliations for more detail
**Lithium Salts (Lithium Carbonate, Lithium Hydroxide, and Potash)
Source: Rockwood Lithium estimates and market surveys from BCG, Bloomberg, Avicenne, Roland Berger, Pike Research, Frauenhofer IST, Deutsche Bank Research, McKinsey, CTI,
Anderman, JD Powers
Lithium Is Positioned to Benefit From Growth

Growth Drivers
• Energy storage market
• Adoption of non-conventional transportation vehicles
• Growth for conventional end markets including
pharmaceutical, agrochemicals, rubber, greases,
building products, and other applications
Principal Competitors
• Highly concentrated industry; top three
participants comprise majority of the market
• High barriers to entry for startup projects
• Principal Participants:
• Sociedad Quimica y Minera de Chile
S.A. (SQM)
• FMC Corporation
• Tianqi
Customers
• Syngenta
• Umicore
• Samsung
• Panasonic
• Royal DSM
2014 Financial Summary*
Sales: $474M
Adjusted EBITDA:
$199M
Adjusted EBITDA Margin :
42%
**

Key Products

Key Applications

Lithium Carbonate

Electronics

Li-Ion Batteries

Glass Ceramics

Cement

Aluminum

Lithium Hydroxide

Li-Ion Batteries

Grease

CO_2 Absorption

Mining

Lithium Metal

Energizer

Li Primary Batteries

Pharmaceuticals

Al-Alloys

Organo-metallics

Elastomers

Pharmaceuticals

Agrochemicals

Electronic Materials

Special Salts

Scintillation

Industrial Catalysis

Airbag Ignition

ALBEMARLE

Key Upstream & Downstream Products & Applications 24

Application
Lithium Carbonate Content
Cell Phone
3 grams ~ 0.1 oz
Notebook
30 grams ~ 1.0 oz
Power Tool
30-40 grams ~ 1.0-1.4 oz
Hybrid (HEV) 3kWh
3.5 lbs
Plug-in Hybrid (PHEV) 15 kWh
26 lbs
Electrical Vehicle (BEV) 25 kWh
44 lbs
Tesla 85 kWh
112 lbs
Grid Storage: Potential Demand Could Exceed Electric Vehicle
Automotive High
Automotive Low
Automotive Average
Lithium Carbonate Equivalent in Metric tons
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Portable Batteries
Other Applications
Lubricating Greases
Glass & Ceramics
2012
2013
2014
2015
2016
2017
2018
2019
2020

ALBEMARLE

Source: Rockwood Lithium estimates and market surveys from BCG, Bloomberg, Avicenne, Roland Berger, Pike Research, Frauenhofer IST, Deutsche Bank Research,
McKinsey, CTI, Anderman, JD Powers
Potential Lithium Demand Delivers Significant Upside
Albemarle expects to capture 50% of Lithium growth

(% of sales as for 2014*)

By End Market
33%
13%
9%
16%
11%
7%
11%
General Industry
Aerospace
Coil
Automotive OEM
Automotive Comps.
Cold Forming
Metal Sulfides

ALBEMARLE

Chemetall Surface Treatment Grows With Innovation,
Service and Global Reach

Growth Drivers
Competitive Landscape
• Highly concentrated industry; top four participants
comprise majority of the market
• Principal Players:
• Henkel AG & Co.
• PPG Industries, Inc.
• Nippon Paint Co., Ltd
• Nihon Parkerizing Co., Ltd.
*FY14 financial results based on unaudited, preliminary indicative data. The Adjusted EBITDA is defined as per Rockwood’s historical filings. See Non-GAAP reconciliations for more detail
Source: Company information
2014 Financial Summary*
Sales: $940M
Adjusted EBITDA:
$220M
Adjusted EBITDA Margin :
23%
• Growth in aerospace, automotive, and general
industries
• Differentiated service and innovation
• Expanded value chain at existing customers and
continued market share acquisition for new
customers
• Global expansion organically and through bolt-on
acquisitions
Principal Customers
• Daimler AG
• ArcelorMittal
• Volkswagen AG
• European Aeronautic Defense & Space Company
(EADS) NV
• Ford
• Renault-Nissan

21%
20%
4%
8%
11%
36%
Chemetall
A
B
C
D
E

16%
27%
4%
8%
11%
34%
Chemetall
A
B
C
D
E

ALBEMARLE®

Market Share by Segment
Estimated
Total Market Chemetall Net
• Automotive $ 800 million $ 136 million
• Auto Components $ 250 million $   69 million
• Wheels $   85 million $   20 million
• Can $   85 million $     2 million
• Metal Working $ 650 million $   58 million
• Aluminum Finishing $ 250 million $   17 million
Source: Company 2013 estimates
2013 2007
•
#2 provider globally of surface treatment
products and services
•
The only global supplier of surface treatment
solutions with 100% focus
•
Favorable industry structure
•
Market leading positions in niche markets
•
Diversified portfolio for a variety of markets
Focused Approach Enabled Chemetall Surface Treatment to Grow

Estimated Market Share
Sales

Surface Treatment Markets

Automotive OEM
Globally harmonized technologies available for NDT products, inhibitors, conversion coatings, cleaners, coolants, activating and passivating agents and maintenance chemicals.

General Industry
Broad portfolio of metal pretreatment technologies for all kinds of applications such as furniture, garden fences, trains, electrical cabines and many more.

Aerospace
Sealants and sealant removers, NDT products and equipment, corrosion protection, cleaners, pretreatment and paint strippers for airframe, aircraft operation and aero-engine applications.

Heavy Equipment
Eco-friendly and efficient technologies ensure an excellent and long-term surface quality for off-road vehicles, construction equipment, industrial machines and agricultural vehicles.

Automotive Components
Broad portfolio of technologies from cleaners to conversion coatings for all kinds of components and substrates, such as steel or aluminium wheels, bumpers or diesel injection systems.

Appliances, HVAC
Broad portfolio eco-friendly, nickel-free and chrome-free processes – from cleaners, conversion coatings, paint detackification to maintenance chemicals.

Coil
A variety of technologies for coil coating and galvanizing processes. Prepainted and passivated metal sheets are used in automotive, building, electrical and packaging industries.

Metal Packaging
High efficient cleaners, conversion treatments and mobility enhancers for the aluminium beverage can manufacturing.

Metal (Cold) Forming
Tube industry (from the blank tube to the precision tube), wire industry (from cold heading to spring steel wire) and cold extrusion (complex geometries extruded net shape).

Aluminium Finishing
Pretreatment technologies, anodizing processes and service products ensure an excellent surface in the architectural and construction industry.

ALBEMARLE

28

Non-GAAP Reconciliations Appendix 29 * *

EBITDA supplemental - Legacy ALB

($ in thousands)
Performance
Chemicals
Catalyst
Solutions
Corporate
& Other Consolidated
Year ended December 31, 2014:
Operating profit $ 306,616 $ 224,407 $ (259,725) $ 271,298
Depreciation and amortization 48,233 49,622 2,552 100,407
Other expenses, net — — (16,761) (16,761)
Special items (excluding special items associated with interest expense)
— — 73,597 73,597
Non-operating pension and OPEB items — — 125,462 125,462
Equity in net income of unconsolidated investments 10,068 25,674 — 35,742
Net income attributable to noncontrolling interests (27,590) — — (27,590)
Adjusted EBITDA by operating segment $ 337,327 $ 299,703 $ (74,875) $ 562,155
Year ended December 31, 2013:
Operating profit $ 334,275 $ 194,322 $ 48,078 $ 576,675
Depreciation and amortization 43,472 49,656 2,188 95,316
Other expenses, net — — (6,674) (6,674)
Special items (excluding special items associated with interest expense)
— — 33,361 33,361
Non-operating pension and OPEB items — — (146,193) (146,193)
Equity in net income of unconsolidated investments 8,875 22,854 — 31,729
Net income attributable to noncontrolling interests (26,663) — — (26,663)
Adjusted EBITDA by operating segment $ 359,959 $ 266,832 $ (69,240) $ 557,551
See above for a reconciliation of adjusted EBITDA by operating segment, the non-GAAP financial measure, to Operating (loss) profit, the most directly comparable financial measure calculated and reporting in accordance with GAAP. Adjusted EBITDA by operating segment is defined as Operating (loss) profit, excluding depreciation and amortization, and adjusted for special and non-operating pension and OPEB items as listed above, plus Equity in net income (loss) of unconsolidated investments, less Net income attributable to noncontrolling interests. Adjusted EBITDA for the Corporate & other segment also includes Other expenses, net

EBITDA – Legacy Rockwood

Surface
($ in millions) Lithium Treatment
Twelve months ended December 31, 2014
Income (loss) from continuing operations before taxes 130.7 $                154.4 $
Interest (income) expense, net (1.9)                       11.8
Depreciation and amortization 46.6                      35.1
Restructuring and other severance costs 3.9                         1) 7.4
Equity investment adjustments 21.9                      4.3
Systems/organization establishment expenses 2.8                         3) 2.5
Acquisition and disposal costs 0.1                         1.6
Asset write-downs and other 2.3                         7) 0.2
Foreign exchange (gain) loss on financing activities, net (7.5)                       1.6
Other 0.1                         0.6
Adjusted EBITDA from continuing operations 199.0                   219.5
Discontinued operations -                           -
Total Adjusted EBITDA 199.0 $                219.5 $
Surface
($ in millions) Lithium Treatment
Twelve months ended December 31, 2013
Income (loss) from continuing operations before taxes 114.5 $                150.9 $
Interest expense, net 1.6                         12.2
Depreciation and amortization 46.0                      35.2
Restructuring and other severance costs 8.2                         1) 6.0
Systems/organization establishment expenses 1.1                         4) 1.0
Acquisition and disposal costs 0.1                         2.8
Loss on early extinguishment/modification of debt 2.2                         3.2
Asset write-downs and other 4.0                         8) 0.1
Gain on previously held equity investment -                           (16.0)
Foreign exchange loss on financing activities, net 4.1                         1.2
Other -                           1.3
Adjusted EBITDA from continuing operations 181.8                   197.9
Discontinued operations -                           -
Total Adjusted EBITDA 181.8 $                197.9 $

32 www.albemarle.com * *